UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 13, 2014

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB ENERGY FUND; POWERSHARES DB OIL FUND; POWERSHARES DB PRECIOUS METALS FUND; POWERSHARES DB GOLD FUND; POWERSHARES DB SILVER FUND; POWERSHARES DB BASE METALS FUND; POWERSHARES DB AGRICULTURE FUND

(Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB Multi-Sector Commodity Trust– Delaware	87-0778053 (Trust)
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number)

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33229; 001-33240; 001-33242; 001-33244; 001-33231; 001-33234; 001-33236; and 001-33238

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This current report on Form 8-K relates to the Audited Financial Statements of DB Commodity Services LLC (“DBCS”) for the years ended December 31, 2013 and 2012. DBCS is the Managing Owner of PowerShares DB Multi-Sector Commodity Trust, PowerShares DB Energy Fund, PowerShares DB Oil Fund, PowerShares DB Precious Metals Fund, PowerShares DB Gold Fund, PowerShares DB Silver Fund, PowerShares DB Base Metals Fund and PowerShares DB Agriculture Fund. The DBCS Audited Financial Statements for the years ended December 31, 2013 and 2012 are attached hereto as Exhibits 99.1 and are being filed herewith.

Exhibit 23.1 is PricewaterhouseCoopers LLP’s consent regarding the Registration Statement on Form S-3 (No. 333-193221) of PowerShares DB Multi-Sector Commodity Trust, PowerShares DB Base Metals Fund, PowerShares DB Precious Metals Fund, PowerShares DB Gold Fund, PowerShares DB Oil Fund, and PowerShares DB Energy Fund

Exhibit 23.2 is PricewaterhouseCoopers LLP’s consent regarding the Registration Statement on Form S-3 (No. 333-185865) of PowerShares DB Multi-Sector Commodity Trust and PowerShares DB Agriculture Fund.

Exhibit 23.3 is KPMG LLP’s consent regarding the Registration Statement on Form S-3 (No. 333-193221) of PowerShares DB Multi-Sector Commodity Trust, PowerShares DB Base Metals Fund, PowerShares DB Precious Metals Fund, PowerShares DB Gold Fund, PowerShares DB Oil Fund, and PowerShares DB Energy Fund

Exhibit 23.4 is KPMG LLP’s consent regarding the Registration Statement on Form S-3 (No. 333-185865) of PowerShares DB Multi-Sector Commodity Trust and PowerShares DB Agriculture Fund.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

Number	Exhibit Title

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP

Exhibit 23.2	Consent of PricewaterhouseCoopers LLP

Exhibit 23.3	Consent of KPMG LLP

Exhibit 23.4	Consent of KPMG LLP

Exhibit 99.1	Audited Financial Statements of DB Commodity Services LLC for the years ended December 31, 2013 and 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Chief Financial Officer

PowerShares DB Energy Fund, a series of
PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Chief Financial Officer

PowerShares DB Oil Fund, a series of
PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Chief Financial Officer

PowerShares DB Precious Metals Fund, a series of
PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Chief Financial Officer

PowerShares DB Gold Fund, a series of
PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Chief Financial Officer

PowerShares DB Silver Fund, a series of
PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Chief Financial Officer

PowerShares DB Base Metals Fund, a series of
PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Chief Financial Officer

PowerShares DB Agriculture Fund, a series of
PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC, its Managing Owner

By:	/s/ Martin Kremenstein
Name:	Martin Kremenstein
Title:	Chief Executive Officer

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Chief Financial Officer

Date: March 13, 2014